UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 26, 2003

Commission file number    000-15116

Sigma Designs, Inc.
(Exact name of registrant as specified in its charter)

California	94-2848099
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

1221 California Circle
Milpitas, California    95035
(Address of principal executive offices including zip code)

(408) 262-9003
(Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1 Press Release, dated as of August 26, 2003, entitled "Sigma Designs, Inc. Reports Second Quarter Results".

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 26, 2003, Sigma Designs, Inc. issued a press release reporting its results for the three months ended July 31, 2003. The press release is attached as Exhibit 99.1.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGMA DESIGNS, INC.
(Registrant)

Date: August 26, 2003

By:	/s/ Kit Tsui
Kit Tsui
Chief Financial Officer and Secretary (Principal Financial Officer and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release, dated as of August 26, 2003, entitled "Sigma Designs, Inc. Reports Second Quarter Results".

*    Also provided in PDF format as a courtesy.